EXHIBIT 99.19

                         [Letterhead of Argyll Equities]

                                PLEDGE AGREEMENT
                                ----------------

This  13th  day  of  December  2004

NOW COMES: Javier Segovia on behalf of Servicios Directives Servia, S.A. de C.V., whose address of record is Genova 2-302 Colonia Juarez, 06600 Mexico, D.F. (hereinafter the "Pledgor") and Argyll Equities, LLC, a limited liability company chartered in the State of Texas, having a principal place of business at 1580 South Main Street, Boerne, TX 78006 (hereinafter the "Lender").

WHEREAS: The Pledgor and the Lender are entering into a Loan Agreement (as it may be amended, supplemented, restated or otherwise modified from time to time) as of the date hereof providing for the making of a Loan to the Pledgor in the amount, and subject to the terms and conditions, specified in the Loan Agreement.

The Pledgor is the direct legal and beneficial owner of Six Hundred and Seventy Five Thousand Eight Hundred and Fifty (675,850) ADR's of GRUPO TMM SA (NYSE:TMM) common stock.

The execution and delivery of this Pledge Agreement and the pledge by the Pledgor to the Lender of his rights in the Collateral, as hereinafter defined, constitute conditions precedent to the obligation of the Lender to make a Loan to the Pledgor pursuant to the terms of the Loan Agreement.

NOW THEREFORE: In consideration of the premises, and in order to induce the Lender to execute and deliver the Loan Agreement and to make and maintain a loan there under, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby agrees as follows:

SECTION  1.     DEFINITIONS:  Capitalized terms that are not defined herein have
                ------------
the respective meanings ascribed them in the Loan Agreement and, in addition, the following terms have the following meanings:

1.1       "Amount  Realized"  has  the  meaning  specified  in  Section  10.
           ----------------

1.2       "Loan  Agreement"  has  the  meaning  specified  in  Recital  A.
           ---------------

1.3       "Loan"  has  the  meaning  specified  in  Recital  A.
           ----

1.4       "Obligations"  means  all  indebtedness  and  other  liabilities  and
           -----------
          obligations of the Pledgor to the Lender of every kind, nature and description, present or future, direct or indirect, secured or unsecured, joint or several, absolute or contingent, matured or not, in any currency, due or to become due, now existing or hereafter arising, regardless of how they arise or by what agreement or instrument or whether evidenced by any agreement or instrument and whether as principal or surety, including, without limitation, (i) the payment in full when due of the Loan and all interest thereon, the payment of all amounts payable by the Pledgor to the Lender under the terms of the Loan Agreement, the Note or any other Loan Document and the payment and performance in full when due of all other liabilities and obligations of the Pledgor to the Lender under the Loan Agreement, the Note and the other Loan Documents and all notes and other evidences or indebtedness issued in exchange or substitution for the Note and (ii) the observance and performance by the Pledgor of the obligations to be observed and performed by it hereunder or under any related agreement, instrument or document.

1.5       "Pledge"  has  the  meaning  specified  in  Section  2.
           ------

1.6       "Pledged  Collateral"  has  the  meaning  specified  in  Section  2.
           -------------------

1.7       "Pledged  ADR's"  has  the  meaning  specified  in  Section  2(a).
           --------------

1.8       "Uniform Commercial Code" means the Uniform Commercial Code as adopted
           -----------------------
          and  in  effect  from  time  to  time  in  the  State  of  New  York.

1.9       Gender  and  Number.  Words  used  herein, regardless of the number or
          -------------------
          gender specifically used, shall be deemed and construed to include any other number, singular or plural and any other gender, masculine, feminine, or neuter, as the context requires.

1.10      Headings:  The  headings  used  in  this  Pledge  are  solely  for the
          ---------
          convenience of reference, and are not part of this Agreement, and are not to be considered in construing or interpreting this Agreement.

1.11      References:  Unless otherwise specified, the words "hereof," "herein,"
          -----------
          "hereunder" and other similar words refer to this Pledge Agreement as a whole and not just to the Section, subsection or clause in which they are used; and the words "this Agreement" refer to this Pledge Agreement, as amended, modified or supplemented from time to time.

          Unless otherwise specified, references to Sections, Recitals, Schedules and Exhibits are references to Sections of, and Recitals, Schedules and Exhibits to, this Agreement.

1.12      Statements  as  to  Knowledge:  Any  statements,  representations  or
          ------------------------------
          warranties which are based upon the knowledge of Borrower shall be deemed to have been made after due inquiry with respect to the matter in question.

SECTION  2.     PLEDGE.  The Pledgor hereby pledges, hypothecates and assigns to
                -------
the Lender, and hereby grants to the Lender a security interest in and all right, title and interest in and to (the "Pledge"), the following described property, whether now owned by the Pledgor or hereafter acquired and whether now existing or hereafter created (hereinafter the "Pledged Collateral"):

          (a) all of the pledged ADR's of capital stock of GRUPO TMM SA (NYSE:TMM) ["Issuer"] described in Schedule I together with the certificates evidencing such ADR's (collectively, the "Pledged ADR's"):

          (b) all cash, instruments, securities or other property representing a dividend or other distribution on any of the Pledged ADR's, or representing a distribution or return of capital upon or in respect of the Pledged ADR's, or resulting from a split-up, revision, reclassification or other like change of the Pledged ADR's or otherwise received in exchange therefor, and any warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged ADR's;

          (c) all proceeds of any of the property of the Pledgor described in subsections (a) and (b) above of this Section 2 and, to the extent related to any property described in said clauses or such proceeds, all books, correspondence, records, and other documents.

SECTION  3.     PLEDGE  ABSOLUTE.  The Pledgor hereby agrees that this Agreement
                -----------------
shall be binding upon the Pledgor and that the Pledge hereunder shall be irrevocable and unconditional, irrespective of the validity, legality or enforceability of the Loan Agreement, the Note, any other Loan Document or any of the Obligations, the absence of any action to enforce the same, the waiver or consent by the Lender with respect to any provision thereof, the recovery of any judgment against the Pledgor, or any action to enforce the same or any other similar circumstances. The Pledgor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Pledgor, any notice to require a proceeding first against the Pledgor or any other Person, protest or notice with respect to the Note or any other promissory notes or evidences of indebtedness secured hereby or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Agreement will remain in full force and effect so long as any Obligations remain unpaid.

SECTION  4.     REPRESENTATIONS  AND  WARRANTIES.  The Pledgor hereby represents
                ---------------------------------
and  warrants,  to  his  knowledge,  as  follows:

4.1 The Pledgor is not in violation of any applicable United States federal or state, or any applicable law or regulation or in default with respect to any order, writ, injunction or decree of any court, or in default under any order, license, regulation or demand of any governmental agency, which violation or default could affect the validity or enforceability of this Agreement or any related document or prevent the Pledgor from performing any of his obligations hereunder or under any related documents.

4.2 The execution, delivery and performance of this Agreement by the Pledgor, the Pledge of the Pledged Collateral pursuant hereto and the incurrence and performance of the obligations provided for herein will not (1) violate any law or regulation applicable to the Pledgor or any of his assets, (2) violate or constitute (with due notice or lapse of time or both) a default under any provision of any indenture, agreement, license or other instrument to which the Pledgor is a party or by which he or any of his properties may be bound or affected, (3) violate any order of any court, tribunal or governmental agency binding upon the Pledgor or any of his properties or (4) result in the creation or imposition of any lien or encumbrance of any nature whatsoever upon any assets or revenues of the Pledgor (except liens in favor of the Lender hereunder).

4.3 No authorizations, approvals and consents of, and no filings and registrations with, any governmental or regulatory authority or agency or any other Person are necessary for the execution, delivery or performance by the Pledgor of this Agreement or for the validity or enforceability hereof.

4.4 This Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

4.5 The Pledgor is the sole record and beneficial owner of the Pledged ADR's. The Pledged ADR's are not subject to any liens, security interests, charges or encumbrances of any kind or nature, other than the liens created hereunder. The Pledgor has legal title to the Pledged ADR's and the Pledgor has good and lawful authority to Pledge all of the Pledged ADR's in the manner hereby done or contemplated.
          The Pledged ADR's are not subject to any contractual or other restriction upon the transfer thereof, and no right, warrant or option to acquire any of the Pledged ADR's exists in favor of any other Person. The Pledged

          ADR's are freely tradable and transferable securities and do not bear any restrictive legend. The Pledgor has taken all necessary action to create and perfect a security interest in the Pledged ADR's in favor of the Lender, and the Lender has acquired a first and prior perfected security interest therein.

4.6 When any item of Pledged Collateral other than the Pledged ADR's is pledged hereunder, (i) the Pledgor will be the owner of such item of Pledged Collateral free and clear of any liens, security interests, charges or encumbrances of any kind or nature (other than those created hereunder) and (ii) the Pledgor will have title to such item of Pledged Collateral and the Pledgor will have good and lawful authority to Pledge and deliver such item of Pledged Collateral in the manner hereby contemplated.

4.7 Any information, schedules, exhibits and reports furnished by the Pledgor to the Lender in connection with the negotiation and preparation of this Agreement did not contain any omissions or misstatements of fact which would make the statements contained therein misleading or incomplete in any material respect.

SECTION  5.     COVENANTS.  The  Pledgor  hereby  agrees that, unless the Lender
                ----------
shall  otherwise agree in writing, until the payment in full of the Obligations:

5.1 The Pledgor (i) shall defend his title to the Pledged Collateral against all claims and demands whatsoever that are adverse to the Lender, (ii) shall not create, incur, assume or suffer to exist any liens, security interests, charges or encumbrances of any kind or nature (other than those created hereunder) in any Pledged Collateral and (iii) shall not sell, assign, transfer, exchange or otherwise dispose of, or grant any option or other right with respect to, any Pledged ADR's.

5.2 The Pledgor shall, upon demand of the Lender, do the following: furnish further assurances of title, execute any written agreement or do any other act(s) necessary to effectuate the purposes and provisions of this Pledge Agreement, execute any instrument, document or statement required by law or otherwise in order to perfect, continue or preserve the security interests of the Lender in the Pledged Collateral and pay all filing or other costs incurred in connection therewith.

5.3 Upon the Lender's request and from time to time thereafter, the Pledgor will make, execute, acknowledge and deliver, file and record in the proper filing and recording places, all such instruments including, without limitation, appropriate financing statements and duly executed blank stock powers and other instruments of transfer or assignment satisfactory in form and substance to the Lender, and take all such action, as the Lender may reasonably deem necessary or advisable to carry out the intent and purpose of this Pledge Agreement and to establish and maintain in favor of the Lender a valid, enforceable and perfected security interest in the Pledged Collateral and the other rights contemplated hereby that are superior and prior to the rights and security interests of all other persons or entities. Without limiting the generality of the foregoing sentence, (i) the Pledgor will, from time to time upon the Lender's request, cause all relevant books and records, if any, to be marked with such legends or segregated in such manner as the Lender may specify, and take or cause to be taken such other action and adopt such procedures as the Lender may specify, to give notice of, and to perfect, the security interests created hereby in the Pledged Collateral.

5.4 The Pledgor shall procure, pay for, affix to any and all documents and cancel any documentary tax stamps required by, and in accordance with, applicable law and will indemnify the Lender, and hold the Lender harmless against, any liability (including interest and penalties) in respect of such documentary stamp taxes.

SECTION  6.     APPOINTMENT OF AGENTS; REGISTRATION IN NOMINEE NAME.  The Lender
                ----------------------------------------------------
shall have the right to appoint one or more agents for the purpose of retaining physical possession of the certificates representing or evidencing the Pledged Collateral, which may be held (in the discretion of the Lender) in the name of the Pledgor, endorsed or assigned in blank or in favor of the Lender, or in the name of the Lender or any nominee or nominees of the Lender or any agent appointed by the Lender. In addition to all other rights possessed by the Lender, the Lender may, from time to time, at the Lender's sole discretion and without notice to the Pledgor, take any or all of the following actions: (a) transfer all or any part of the Pledged Collateral into the name of the Lender or its nominee, with or without disclosing that such Pledged Collateral is subject to the lien and security interest created hereby; (b) take control of any proceeds of any of the Pledged Collateral; and (c) exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations for any purpose consistent with its rights under this Pledge Agreement; provided that all powers of the Lender under this Section 6 shall be subject to the rights of the Pledgor under Section 9 hereof to the extent that the exercise of such powers represents a sale of an item of Pledged Collateral. Pledgor further acknowledges and agrees that as long as any portion of the principal balance of the Loan remains due and outstanding, Lender may take any and all action with respect to the Pledged Collateral as Lender, in its sole and absolute discretion, may deem to be advisable, including, without limitation, utilizing the Pledged Collateral as Collateral for hedging transactions, transferring the Pledged Collateral within or among one or more Depository Accounts, creating and trading derivative instruments that are backed, in whole or in part, by the Pledged Collateral, and altering or revising the owner of record of the beneficial interest or any other interest in the Pledged Collateral. Lender is under no obligation to sequester the Pledged Collateral apart from any other assets of the Lender, and Lender may combine the Pledged Collateral, in whole or in part, with any other assets.

SECTION  7.     VOTING  RIGHTS;  DIVIDENDS,  Etc.
                ---------------------------------

7.1 So long as no Event of Default has occurred and is continuing, the Pledgor shall be entitled to exercise any and all voting rights and powers relating or pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement.

7.2 Any and all stock dividends, liquidating dividends, distribution of property, redemption or other distributions made on or in respect of the Pledged Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of the Pledged Collateral or received in exchange for Pledged Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which the Pledgor may be a party or otherwise, and any and all cash and other property received in payment of the principal of or in redemption of or in exchange for any Pledged Collateral (either at maturity, upon call for redemption or otherwise), shall become part of the Pledged Collateral and, if received by the Pledgor, shall be held in trust for the benefit of the Lender and shall forthwith be delivered to the Lender or its designated agent (accompanied by proper instruments of assignment and/or stock powers executed by the Pledgor in accordance with the Lender's instructions) to be held subject to the terms of this Pledge Agreement.

7.3 Upon the occurrence of an Event of Default and so long as such Event of Default shall continue, at the option of the Lender (subject to applicable law), all rights of the Pledgor to exercise the voting rights and powers which the Pledgor is entitled to exercise pursuant to Section 7(a) shall cease, and all such rights shall thereupon become vested in the Lender, and the Lender shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers. Any and all cash and other property paid over to or received by the Lender pursuant to the provisions of' this Subsection 7.3 shall be retained by the Lender as part of the Pledged Collateral, and shall be applied in accordance with the provisions hereof.

7.4 Concurrently with his execution of this Agreement, the Pledgor shall execute and deliver to the Lender an irrevocable proxy to vote the Pledged ADR's, substantially in the form of Exhibit A. After the occurrence and during the continuance of an Event of Default, the Pledgor shall deliver to the Lender such further evidence of such irrevocable proxy or such further irrevocable proxies to vote any ADR's of stock constituting part of the Pledged Collateral as the Lender may request.

7.5 The Lender at any time may extend or renew for one or more periods (whether or not longer than the original period) the Obligations, and grant releases, compromises or indulgences with respect to the Obligations or any extension or renewal thereof or any security therefor or to any obligor hereunder or there under without impairing the Lender's rights, or releasing the Pledgor from its obligations, hereunder.

SECTION  8.     RIGHTS  AND  REMEDIES.
                ----------------------

8.1 The Lender may, without being required to give any notice to the Pledgor, apply the cash (if any) then hold by it pursuant to Section 6 or 7 to the ratable payment in full of the Obligations and all other indebtedness referred to in Section 10 in the order and manner specified in Section 10. The Lender may sell the Pledged Collateral, or any part thereof, in accordance with Section 9 and shall apply the proceeds of such sale to the ratable payment in full of the Obligation and all other indebtedness referred to in Section 10 in the order and manner specified in Section 10.

8.2 The Pledgor agrees that, without notice to or further assent by the Pledgor, the liability of the Pledgor or any other Person for or upon any of the Obligations may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised or released by the Lender, as the Lender may deem advisable, and that the Pledged Collateral or other Collateral or liens securing any of the Obligations may, from time to time, in whole or in part (subject, in the case of the Pledged Collateral, to the provisions of this Agreement), be exchanged, sold or surrendered by the Lender, as the Lender may deem advisable, all without impairing, abridging, affecting or diminishing this Agreement or the rights of the Lender hereunder or with respect to the Pledged Collateral.

SECTION  9.     SALE  OF  PLEDGED  COLLATERAL.
                ------------------------------

9.1 As an alternative to exercising the power of sale herein conferred upon it, the Lender may proceed by a suit or suits at law or in equity to foreclose this Pledge Agreement and to sell the Pledged Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction.

9.2 In connection with any disposition of the Pledged Collateral, in accordance herewith, any such sale or other disposition of any Pledged Collateral in reliance on such advice shall be deemed to be commercially reasonable under the Uniform Commercial Code and otherwise proper.

9.3 The Lender shall be under no obligation to sell or otherwise dispose of any Pledged Collateral, or to cause any Pledged Collateral to be sold or otherwise disposed of, by reason of any diminution in the fair market value thereof, and the failure of the Lender to do so shall under no circumstances be deemed a failure to exercise reasonable care in the custody or preservation of the Pledged Collateral.

9.4 In addition to the rights and remedies granted to the Lender in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Obligations, the Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code. The Lender shall have the right in its sole discretion to determine which rights, security, liens, guaranties or remedies it shall retain, pursue, release, subordinate, modify or enforce, without in any way modifying or affecting any of the other of them or any of the Lender's rights hereunder.

SECTION  10.     APPLICATION  OF  PROCEEDS  OF  COLLATERAL  SALE
                 -----------------------------------------------

10.1 The Lender shall apply all cash held by it pursuant to Section 6 or 7 with respect to the Pledged Collateral and the proceeds of the sale of any Pledged Collateral (such cash and proceeds being referred to collectively as the "Amount Realized") as follows:

          (a) the payment to or reimbursement of Lender for any fees and expenses for which it is entitled to be paid or reimbursed pursuant to any of the provisions of the Loan Documents; then

          (b) the payment of any accrued and unpaid interest of the Note; and then

          (c)  for  such  use  of  the  Lender  as  it  may  elect.

10.2 Anything herein to the contrary notwithstanding, (but except as provided below), the Lender agrees, for itself, its representatives, successors, endorsees and assigns, that: (i) neither the Pledgor, nor any representative, successor, assign or affiliate of the Pledgor, shall be personally liable for the Obligations; and (ii) in the event of default hereunder, the Lender (and any such representative, successor, endorsee or assignee) shall look to the property encumbered by this Agreement and/or the other instruments of security that secure the Obligations for payment of the Obligations, and will not make any claim or institute any action or proceeding against the Pledgor (or any representatives, successors, assigns or affiliates of the Pledgor) for any deficiency remaining after collection upon the Pledged Collateral. Provided however, and notwithstanding the foregoing, the Pledgor is and will remain personally liable for any deficiency remaining after collection of the Pledged Collateral to the extent of any loss suffered by Lender, or its representatives, successors, endorsees or assigns, if such loss is caused by Pledgor based in whole or in part upon:

          (a) Damages arising from any fraud, misrepresentations or the breach of any covenant or agreement; and/or;

          (b) Damage to the pledged Collateral resulting from gross negligence or intentional acts; and/or

          (c)  Failure  to  pay  taxes  or  other property-related liens; and/or

          (d)  Damages arising from the failure to comply with any and all laws.

SECTION  11.     COMPLIANCE  WITH  SECURITIES  LAWS.
                 -----------------------------------

11.1 The Pledgor shall execute and deliver to the Lender concurrently with the Pledgor's execution of this Agreement an undertaking substantially in the form of Exhibit B.

11.2 The Pledgor further agrees to do or cause to be done all such other acts and things as may be necessary to make any sale or the disposition of any portion or all of the Pledged ADR's by the Lender hereunder valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales or dispositions, all at the Pledgor's sole expense. The Pledgor further agrees that a breach of any of the covenants contained in this Section 11 will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breach and agrees that each and every covenant contained in this
          Section 11 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants, except for a defense that all of the Obligations have been paid in full or that the Lender has released the Pledged ADR's.

SECTION  12.     INDEMNIFICATION.  The  Pledgor  hereby  agrees to indemnify the
                 ----------------
Lender and each of its employees, officers, directors, attorneys and agents (each, an "Indemnity") for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against such Indemnities in any way relating to or arising out of this Agreement or any other documents contemplated by or referred to herein or the transactions contemplated hereby or the enforcement of any of the terms hereof; provided, however, that the Pledgor shall not be liable for any of the foregoing
--------  -------
to the extent they arise from the gross negligence or willful misconduct of the Lender or failure by the Lender to exercise reasonable care in the custody and preservation of the Pledged Collateral as provided in Section 15.

SECTION  13.     LENDER APPOINTED ATTORNEY-IN-FACT.  The Pledgor hereby appoints
                 ----------------------------------
the Lender as the Pledgor's attorney-in-fact, with full power of substitution, for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Lender shall have the right and power to sign the name of the Pledgor to any financing statements, continuation statements or other documents under the Uniform Commercial Code relating to the Pledged Collateral, and, to the extent permitted under Section 7, shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any dividend, interest payment or other distribution payable or distributable in respect of the Pledged Collateral or any part thereof and to give full discharge therefor.

SECTION 14.     NO SUBROGATION.  Notwithstanding any payment or payments made by
                ---------------
the Pledgor hereunder, the receipt of any amounts by the Lender with respect to the Pledged Collateral or any setoff or application of funds of the Pledgor by the Lender, the Pledgor shall not be entitled to subrogate to any rights of the Lender.

SECTION  15.     LIMITATIONS  ON  LENDERS DUTY IN RESPECT OF COLLATERAL.  Beyond
                 -------------------------------------------------------
the safe custody thereof, the Lender shall not have any duty as to any Pledged Collateral in its possession or control or in the possession or control of any agent or nominee of the Lender or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

SECTION  16.     NO  WAIVER;  CUMULATIVE REMEDIES.  No course of dealing between
                 ---------------------------------
the Pledgor and the Lender, no failure on the part of the Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy by the Lender preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and not exclusive of any other remedies provided by law, including without limitation the rights and remedies of a secured party under the Uniform Commercial Code.

SECTION  17.     TERMINATION.  This  Agreement  shall  terminate when all of the
                 ------------
Obligations have been paid in pull, at which time the Lender shall reassign and redeliver to the Pledgor, without recourse or warranty and at the sole expense of the Pledgor, against receipt, the Pledged Collateral, together with appropriate instruments of reassignment and release; provided, however, that
                                                         --------  -------
this Agreement shall be reinstated if any payment in respect of the Obligations is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by the lender for any reason, including without limitation by reason of the insolvency or bankruptcy of the Pledgor or any other Person.

SECTION  18.     ADDRESSES  FOR  NOTICE.  All  notices,  requests,  demands,
                 -----------------------
instructions, directions and other communications provided for hereunder shall be in writing and shall be mailed (by registered or certified mail, postage prepaid) or delivered to the applicable party at the address specified for such party on the first page of this Agreement or, as to any party, to such other address as such party shall specify by a notice in writing to the other party hereto. Each notice, request, demand, instruction, direction or other communication provided for hereunder shall be deemed delivered (i) if by mail, five business days after being deposited in the mail, addressed to the applicable party at its address set forth above, (ii) if by hand or by overnight courier, when delivered to the applicable party at such address.

SECTION  19.     SEVERABILITY.  Any  provision  of  this  Agreement  that  is
                 -------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render such provision unenforceable in any other jurisdiction.

SECTION  20.     FURTHER  ASSURANCES.  The  Pledgor  agrees  to  do such further
                 --------------------
reasonable acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Lender may at any time request in connection with the administration or enforcement of this Pledge Agreement (including, without limitation, to aid the Lender in the sale of all or any part of the Pledged Collateral) or related to the Pledged Collateral or any part thereof or in order better to assure and confirm unto the Lender rights, powers and remedies hereunder. The Pledgor hereby consents and agrees that any registrar or transfer agent for any of the Pledged Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of the Lender to effect any transfer pursuant to Section 6, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by the Pledgor or any other person to the Pledgor or to any such registrar to transfer agent.

SECTION  21.     BINDING AGREEMENT; ASSIGNMENT.  This Agreement shall be binding
                 ------------------------------
upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Pledgor shall not assign this Agreement or any interest herein or in the Pledged Collateral or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Pledged Collateral or any part thereof, without the prior written consent of the Lender. The Lender may assign this Agreement and its rights and remedies hereunder in whole or in part to any assignee of the Obligation or any portion thereof.

SECTION  22.     GOVERNING  LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL
                 ---------------
BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, UNITED STATES OF AMERICA AS FURTHER DEFINED IN SECTION 23.

SECTION  23.     Consent  to  Jurisdiction;  Venue;  Jury  Trial  Waiver.  This
                 --------------------------------------------------------
Agreement shall be governed by and construed in accordance with the laws of the State of Texas, United States of America applicable to the contracts between residents of Texas that are to be wholly performed within such state. Borrower hereby consents to the exclusive jurisdiction of the courts sitting in Kendall County, Texas, United States of America, as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or other proceeding by any party to this Agreement, arising out of or related in any way to this Agreement. Borrower hereby irrevocably and unconditionally waives any defense of an inconvenient forum to the maintenance of any action or proceeding in any such court, any objection to venue with respect to any such action or proceeding and any right of jurisdiction on account of the place of residence or domicile of any party thereto. In addition, Borrower consents to the service of process by United States certified or registered mail, return receipt requested, or Federal Express or similar courier delivery addressed to Borrower at the address provided herein. Borrower agrees that in the event this Loan Agreement shall be successfully enforced by suit or otherwise, Borrower will reimburse the Lender or holder or holders of the Obligations, upon demand, for all reasonable expenses incurred in connection therewith, including, without limitation, reasonable attorneys' fees and expenses.

SECTION 24.     WAIVER OF JURY TRIAL.  THE PARTIES HERETO HEREBY WAIVE ANY RIGHT
                ---------------------
THEY MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT, ANY INSTRUMENT OR DOCUMENT REFERRED TO HEREIN OR RELATED HERETO, OR ANY ITEM OF PLEDGED COLLATERAL, AND AGREE THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

SECTION  25.     AMENDMENTS.  No  provision  of  this  Agreement may be amended,
                 -----------
waived or modified, and (unless otherwise provided herein) no item of Pledged Collateral may be released, except in a writing signed by the Pledgor and the Lender.

SECTION 26.     EXPENSES.  The Pledgor hereby agrees to reimburse the Lender for
                ---------
the enforcement of the Lender's rights under this Agreement, the sale of the Pledged Collateral or any part thereof and the collection of payments due under or in respect of the Pledged Collateral and all amounts due under this Agreement.

SECTION  27.     WAIVER  OF  NOTICE  OF  ACCEPTANCE.  The  Pledgor hereby waives
                 -----------------------------------
notice of the making of any Loan or the issuance of the Note and notice from the Lender of its acceptance of and reliance upon this Agreement.

SECTION  28.     EXECUTION  IN  COUNTERPARTS.  This Agreement may be executed in
                 ----------------------------
any number of counterparts and by different parties on separate counterparts, all of which when taken together shall constitute but one and the same agreement.

     IN WITNESS WHEREOF, the Pledgor has duly executed this Agreement as of the date first above written.


                                        /s/ Javier Segovia
                                        ----------------------------------------
                                        Javier Segovia  on behalf of Servicios
                                        Directivos Servia, S.A. de C. V.


                                    GUARANTEE
                                    ---------

State of                         )
        ------------------------
                                 )     ss.
County of                        )
         -----------------------

On  _______________________________________  before me, Javier Segovia on behalf of Servicios Directivos Servia, S.A. de C.V., upon satisfactory evidence to be the person whose name is subscribed to the within instrument, personally appeared and who being duly sworn did subscribe the same in his authorized capacity, freely and voluntarily for the uses and purposes therein expressed.

WITNESS  my  hand  and  official  seal  the  date  aforesaid


/s/ Jose Bosch y Hurtado  Notary Public
------------------------
LIC. JOSE BOSCH Y HURTADO
ATTORNEY IN FACT

                         [Letterhead of Argyll Equities]

               Schedule I to Pledge Agreement of December 13, 2004
    By Javier Segovia on behalf of Servicios Directivos Servia, S.A. de CV. to
                              Argyll Equities, LLC



                            SCHEDULE OF PLEDGED ADR'S

NAME OF       NUMBER OF  CLASS OF      CERTIFICATE
ISSUER        ADR'S      ADR'S         NUMBER       SYMBOL
------------  ---------  ------------  -----------  ------
GRUPO TMM SA  675,850    Free Trading  form DTC     TMM


************************************Last Item***********************************

                         [Letterhead of Argyll Equities]

               Exhibit B to Pledge Agreement of December 13, 2004
    By Javier Segovia on behalf of Servicios Directivos Servia, S.A. de C.V. to
                              Argyll Equities, LLC




                               FORM OF UNDERTAKING
                               -------------------


     The undersigned agrees that if an Event of Default shall occur under the Loan Agreement, as such term is defined in the Pledge Agreement dated as of December 13, 2004 (as it may be amended, supplemented, restated or otherwise modified from time to time, the "Pledge Agreement"), by the undersigned in favor of Argyll Equities, LLC (the "Lender"), the undersigned shall, at the request of the Lender and at the sole expense of the undersigned, furnish to the Lender such statements, prospectuses, opinions of counsel and other documents as the Lender shall require to enable compliance with applicable state and federal securities or blue sky laws in connection with the public sale or other disposition of the Pledged ADR's and to facilitate such public sale or disposition. The undersigned agrees that a breach of any of his obligations set forth in this undertaking will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breach and agrees that each and every covenant contained herein shall be specifically enforceable against the undersigned, and the undersigned hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants. The undertaking of the undersigned herein shall remain in full force and effect notwithstanding any amendment or modification of the Pledge Agreement.


                                        /s/ Javier Segovia
                                        ----------------------------------------
                                        Javier Segovia on behalf of Servicios
                                        Directivos Servia, S.A. de C.V.


                                    GUARANTEE
                                    ---------

State of                         )
        ------------------------
                                 )     ss.
County of                        )
         -----------------------

On  _______________________________________  before me, Javier Segovia on behalf of Servicios Directivos Servia, S.A. de C.V., upon satisfactory evidence to be the person whose name is subscribed to the within instrument, personally appeared and who being duly sworn did subscribe the same in his authorized capacity, freely and voluntarily for the uses and purposes therein expressed.

WITNESS  my  hand  and  official  seal  the  date  aforesaid


/s/ Jose Bosch y Hurtado  Notary Public
------------------------
LIC. JOSE BOSCH Y HURTADO
ATTORNEY IN FACT